                                                                   EXHIBIT 99.16

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC4

                                  (SURF LOGO)

                      LITTON LOAN SERVICING, L.P. SERVICER

                         J.P. MORGAN CHASE BANK TRUSTEE

                                NOVEMBER 5, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $162,752,264
Aggregate Original Principal Balance                              $162,764,941
Number of Mortgage Loans                                               699

                                            MINIMUM                  MAXIMUM                   AVERAGE (1)
                                            -------                  -------                   -----------
Original Principal Balance                  $59,400                 $693,000                    $232,854
Outstanding Principal Balance               $59,400                 $693,000                    $232,836

                                            MINIMUM                  MAXIMUM              WEIGHTED AVERAGE (2)
                                            -------                  -------              --------------------
Original Term (mos)                           360                      360                         360
Stated remaining Term (mos)                   353                      359                         357
Loan Age (mos)                                 1                        7                           3
Current Interest Rate                        5.000%                  9.700%                      6.517%
Initial Interest Rate Cap (3)                1.500%                  5.000%                      2.881%
Periodic Rate Cap (3)                        1.000%                  2.000%                      1.042%
Gross Margin (3)                             4.125%                  9.320%                      5.870%
Maximum Mortgage Rate (3)                   11.200%                  16.700%                     12.793%
Minimum Mortgage Rate (3)                    4.950%                  9.700%                      6.478%
Months to Roll (3)                             17                      58                          24
Original Loan-to-Value                       41.38%                  100.00%                     81.33%
Credit Score (4)                              528                      815                         652

                                            EARLIEST                 LATEST
                                            --------                 ------
Maturity Date                               04/01/34                10/01/34

                                              PERCENT OF                                            PERCENT OF
LIEN POSITION                                MORTGAGE POOL       YEAR OF ORIGINATION              MORTGAGE POOL
                                             -------------                                        -------------
1st Lien                                           100.00%              2004                            100.00%
2nd Lien                                              0.00
                                                                 LOAN PURPOSE

OCCUPANCY                                                        Purchase                                49.35%
Primary                                             98.37%       Refinance - Rate/Term                    5.87
Second Home                                           0.36       Refinance - Cashout                     44.78
Investment                                            1.28
                                                                 PROPERTY TYPE

LOAN TYPE                                                        Single Family                           70.25%
Fixed Rate                                           5.09%       Rowhouse                                 0.00
ARM                                                  94.91       Townhouse                                0.63
                                                                 Condominium                             11.39
AMORTIZATION TYPE                                                Two- to Four-Family                      2.38
Fully Amortizing                                     0.00%       Planned Unit Development                15.24
Interest-Only                                       100.00       Manufactured Housing                     0.10
Balloon                                               0.00

(1)      Sum of Principal Balance divided by total number of loans.

(2)      Weighted by Outstanding Principal Balance.

(3)      Adjustable Rate Mortgage Loans only.

(4)      Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                             NUMBER       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                               OF       PRINCIPAL      PERCENT OF   WEIGHTED      AVERAGE   PRINCIPAL    AVERAGE      PERCENT
                            MORTGAGE      BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL
RANGE OF MORTGAGE RATES       LOANS     OUTSTANDING         POOL     COUPON       SCORE    OUTSTANDING     LTV          DOC
-----------------------       -----     -----------         ----     ------       -----    -----------     ---          ---
5.500% or less                    48     $12,821,118        7.88%     5.349%         688     $267,107      78.97%      79.77%
5.501% to 6.000%                 120      28,872,565        17.74      5.843         671      240,605       78.91       67.87
6.001% to 6.500%                 201      48,018,338        29.50      6.318         652      238,897       81.02       53.53
6.501% to 7.000%                 176      42,739,242        26.26      6.769         638      242,837       82.05       50.51
7.001% to 7.500%                  78      16,180,697         9.94      7.265         641      207,445       83.82       41.81
7.501% to 8.000%                  43       8,676,814         5.33      7.722         631      201,786       84.07       40.27
8.001% to 8.500%                  20       3,578,450         2.20      8.246         649      178,923       83.39       52.39
8.501% to 9.000%                   9       1,356,320         0.83      8.714         616      150,702       88.14       34.51
9.001% to 9.500%                   1         109,011         0.07      9.150         639      109,011       85.00        0.00
9.501% to 10.000%                  3         399,710         0.25      9.631         609      133,237       89.55       74.78
TOTAL:                           699    $162,752,264      100.00%     6.517%         652     $232,836      81.33%      55.31%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.700% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.517% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER          AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED
RANGE OF                     OF            PRINCIPAL    PERCENT OF     WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE   PERCENT
REMAINING MONTHS          MORTGAGE           BALANCE     MORTGAGE      AVERAGE      CREDIT    BALANCE      ORIGINAL    FULL
TO STATED MATURITY          LOANS        OUTSTANDING       POOL        COUPON        SCORE  OUTSTANDING       LTV       DOC
------------------          -----        -----------       ----        ------        -----  -----------       ---       ---
349 to 360                   699        $162,752,264     100.00%        6.517%         652     $232,836      81.33%    55.31%
TOTAL:                       699        $162,752,264     100.00%        6.517%         652     $232,836      81.33%    55.31%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                  OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL      FULL
LOAN PRINCIPAL BALANCES         LOANS      OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING      LTV         DOC
-----------------------         -----      -----------        ----      ------     -----    -----------      ---         ---
$50,001 to $100,000                34        $2,845,124        1.75%     7.118%       653      $83,680      82.09%     72.03%
$100,001 to $150,000              118        15,319,783         9.41      6.729       654      129,829       80.84      61.03
$150,001 to $200,000              160        27,952,930        17.18      6.655       649      174,706       80.87      56.75
$200,001 to $250,000              129        28,803,443        17.70      6.576       647      223,283       81.00      58.91
$250,001 to $300,000               85        23,330,704        14.34      6.399       650      274,479       80.98      62.53
$300,001 to $350,000               80        26,009,394        15.98      6.307       653      325,117       81.87      56.53
$350,001 to $400,000               52        19,561,183        12.02      6.386       662      376,177       82.44      36.31
$400,001 to $450,000               20         8,521,641         5.24      6.697       647      426,082       82.81      59.20
$450,001 to $500,000               17         8,129,690         5.00      6.246       671      478,217       79.77      47.27
$500,001 to $550,000                3         1,585,373         0.97      7.157       616      528,458       86.31      32.11
$650,001 to $700,000                1           693,000         0.43      6.490       608      693,000       70.00       0.00
TOTAL:                            699      $162,752,264      100.00%     6.517%       652     $232,836      81.33%     55.31%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $59,400 to approximately $693,000 and the average outstanding principal balance of the Mortgage Loans was approximately $232,836.

PRODUCT TYPES

                          NUMBER       AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL
PRODUCT TYPES              LOANS     OUTSTANDING        POOL     COUPON     SCORE   OUTSTANDING       LTV        DOC
-------------              -----     -----------        ----     ------     -----   -----------       ---        ---
30 Year Fixed Loans           38      $8,284,023       5.09%     6.808%       670     $218,001       80.43%     76.96%
2/28 LIBOR ARM               528     122,136,663       75.04      6.580       651      231,319        81.66      53.66
3/27 LIBOR ARM               115      26,905,008       16.53      6.238       647      233,957        81.40      55.35
5/25 LIBOR ARM                18       5,426,570        3.33      6.047       675      301,476        74.93      59.26
TOTAL:                       699    $162,752,264     100.00%     6.517%       652     $232,836       81.33%     55.31%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                     NUMBER        AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                        OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                    MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
STATE                 LOANS      OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING       LTV        DOC
-----                 -----      -----------        ----      ------     -----    -----------       ---        ---
Alabama                  1           $116,000       0.07%     6.390%       617       $116,000      80.00%    100.00%
Arizona                 28          4,641,188        2.85      6.454       655        165,757       80.82      54.69
California             338         95,732,647       58.82      6.366       651        283,233       80.91      53.97
Colorado                24          4,246,180        2.61      6.529       657        176,924       81.12      49.47
Connecticut              1            158,400        0.10      7.580       587        158,400       90.00     100.00
Florida                 16          3,491,120        2.15      6.470       643        218,195       82.73      64.00
Georgia                 14          2,630,814        1.62      6.445       648        187,915       85.82      89.51
Illinois                26          4,726,260        2.90      7.231       655        181,779       84.29      58.78
Indiana                  1            359,740        0.22      6.290       702        359,740       80.00       0.00
Iowa                     3            386,510        0.24      7.453       652        128,837       85.19      24.43
Kansas                   2            217,563        0.13      6.523       668        108,781       80.00      42.19
Maine                    2            457,990        0.28      7.075       640        228,995       67.20      36.68
Maryland                19          4,891,116        3.01      6.644       636        257,427       78.28      50.02
Massachusetts            3            865,750        0.53      6.549       704        288,583       81.53      37.86
Michigan                32          4,668,911        2.87      7.363       650        145,903       82.75      58.66
Minnesota               28          4,673,159        2.87      6.435       663        166,899       81.24      39.25
Missouri                 4            632,471        0.39      6.873       633        158,118       83.74      80.20
Nevada                  38          8,279,727        5.09      6.795       652        217,888       80.76      67.01
New Jersey               1            302,600        0.19      6.900       682        302,600       80.00       0.00
New York                 2            352,475        0.22      7.059       676        176,238       83.64      36.39
North Carolina           5            779,090        0.48      6.378       692        155,818       81.64      20.54
Ohio                    10          1,410,499        0.87      6.873       672        141,050       84.58      65.46
Oklahoma                 4            292,520        0.18      7.712       637         73,130       82.14      79.69
Oregon                  15          3,067,900        1.89      6.977       633        204,527       82.00      62.71
Pennsylvania             1            237,500        0.15      6.750       657        237,500       95.00     100.00
South Carolina           2            451,350        0.28      7.027       585        225,675       85.69      43.07
Tennessee                2            298,400        0.18      6.818       647        149,200       80.00      46.38
Texas                    9          1,118,056        0.69      7.102       711        124,228       80.79      33.45
Utah                     5            692,746        0.43      6.609       653        138,549       80.00      78.18
Virginia                31          7,393,431        4.54      6.525       651        238,498       82.03      59.78
Washington              27          4,501,592        2.77      6.529       644        166,726       83.72      58.23
Wisconsin                5            678,560        0.42      7.404       667        135,712       84.22      61.54
TOTAL:                 699       $162,752,264     100.00%     6.517%       652       $232,836      81.33%     55.31%

No more than approximately 1.17% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER        AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED
                           OF          PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL       MORTGAGE        BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE       ORIGINAL      FULL
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING       LTV         DOC
--------------------      -----       -----------        ----      ------      -----     -----------       ---         ---
50.00% or less                4          $990,000        0.61%      6.460%       634       $247,500       46.31%     31.31%
50.01% to 55.00%              4           879,500         0.54       6.436       619        219,875        52.65      56.00
55.01% to 60.00%              9         2,137,700         1.31       6.326       627        237,522        57.30      86.43
60.01% to 65.00%             12         3,173,250         1.95       6.163       624        264,438        62.94      48.47
65.01% to 70.00%             15         4,617,978         2.84       6.363       606        307,865        68.62      67.86
70.01% to 75.00%             30         7,992,247         4.91       6.305       628        266,408        73.43      55.46
75.01% to 80.00%            414        89,604,044        55.06       6.391       665        216,435        79.88      47.65
80.01% to 85.00%             62        14,846,698         9.12       6.748       631        239,463        84.48      57.17
85.01% to 90.00%            109        28,840,045        17.72       6.817       639        264,588        89.61      66.76
90.01% to 95.00%             34         8,178,403         5.03       6.754       659        240,541        94.64      77.51
95.01% to 100.00%             6         1,492,399         0.92       7.418       672        248,733        99.41     100.00
TOTAL:                      699      $162,752,264      100.00%      6.517%       652       $232,836       81.33%     55.31%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 41.38% to 100.00%.

LOAN PURPOSE

                         NUMBER        AGGREGATE                             WEIGHTED    AVERAGE       WEIGHTED
                           OF         PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                        MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL
LOAN PURPOSE              LOANS       OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING       LTV          DOC
------------              -----       -----------       ----       ------     -----    -----------       ---          ---
Purchase                    359        $80,315,926      49.35%      6.483%      671       $223,721      81.36%      44.17%
Refinance - Cashout         298         72,887,058       44.78       6.569      633        244,587       81.02       66.00
Refinance - Rate/Term        42          9,549,280        5.87       6.410      636        227,364       83.45       67.42
TOTAL:                      699       $162,752,264     100.00%      6.517%      652       $232,836      81.33%      55.31%

PROPERTY TYPE

                           NUMBER      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL
PROPERTY TYPE               LOANS     OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC
-------------               -----     -----------        ----       ------      -----   -----------      ---          ---
Single Family                 495    $114,340,089        70.25%      6.534%       649     $230,990      81.46%       51.78%
Townhouse                       5       1,025,455          0.63       6.241       668      205,091       81.67        85.41
Condominium                    78      18,543,965         11.39       6.399       670      237,743       81.16        66.94
Two- to Four-Family            16       3,875,130          2.38       7.068       677      242,196       81.54        31.96
Manufactured Housing            1         167,990          0.10       8.500       613      167,990       80.00       100.00
Planned Unit Development      104      24,799,635         15.24       6.440       646      238,458       80.82        64.98
TOTAL:                        699    $162,752,264       100.00%      6.517%       652     $232,836      81.33%       55.31%

DOCUMENTATION

                          NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                        MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL       FULL
DOCUMENTATION              LOANS     OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV          DOC
-------------              -----     -----------      ----      ------      -----     -----------      ---          ---
Full Documentation          400      $90,019,432      55.31%     6.400%       642       $225,049      81.99%      100.00%
Stated Documentation        280       66,822,643       41.06      6.673       667        238,652       80.73         0.00
Lite Documentation           19        5,910,190        3.63      6.541       633        311,063       78.08         0.00
TOTAL:                      699     $162,752,264     100.00%     6.517%       652       $232,836      81.33%       55.31%

OCCUPANCY

                    NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                      OF           PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                  MORTGAGE         BALANCE        MORTGAGE     AVERAGE      CREDIT     BALANCE      ORIGINAL     FULL
OCCUPANCY            LOANS        OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING       LTV        DOC
---------            -----        -----------        ----       ------      -----    -----------       ---        ---
Primary               687        $160,092,814       98.37%       6.504%       651       $233,032      81.31%     54.74%
Investment             10           2,077,450         1.28        7.516       673        207,745       84.52      86.77
Second Home             2             582,000         0.36        6.563       702        291,000       76.27     100.00
TOTAL:                699        $162,752,264      100.00%       6.517%       652       $232,836      81.33%     55.31%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                        NUMBER        AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                          OF          PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE     MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
(MONTHS)                 LOANS       OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC
--------                 -----       -----------       ----       ------      -----   -----------      ---        ---
1                            7         $1,731,200      1.06%       6.028%       703     $247,314      80.26%     63.49%
2                           92         21,005,946      12.91        6.730       653      228,326       80.58      47.34
3                          240         53,881,050      33.11        6.523       653      224,504       81.03      57.46
4                          321         78,555,340      48.27        6.484       649      244,721       81.53      55.99
5                           30          5,605,794       3.44        6.330       657      186,860       81.67      40.43
6                            8          1,842,545       1.13        6.443       657      230,318       90.05      88.71
7                            1            130,389       0.08        5.620       665      130,389       80.00     100.00
TOTAL:                     699       $162,752,264    100.00%       6.517%       652     $232,836      81.33%     55.31%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER     AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE       ORIGINAL      FULL
PENALTY TERM            LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING        LTV         DOC
------------            -----     -----------       ----       ------      -----     -----------        ---         ---
None                       57      $10,969,398       6.74%      7.039%       671        $192,446       82.57%      46.18%
12 Months                  40        8,382,506        5.15       7.093       659         209,563        78.50       35.53
13 Months                   3        1,244,773        0.76       6.843       662         414,924        80.00        0.00
24 Months                 424      100,830,180       61.95       6.494       649         237,807        81.71       56.01
36 Months                 163       38,867,803       23.88       6.308       650         238,453        80.54       61.50
42 Months                   2          350,960        0.22       6.332       742         175,480        79.84        0.00
60 Months                  10        2,106,644        1.29       6.331       665         210,664        83.78       75.52
TOTAL:                    699     $162,752,264     100.00%      6.517%       652        $232,836       81.33%      55.31%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL       AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE       ORIGINAL     FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING        LTV        DOC
----------------------     -----     -----------        ----      ------     -----      -----------        ---        ---
526 to 550                    13       $2,620,903       1.61%      6.706%       540        $201,608       75.73%     92.10%
551 to 575                    26        5,937,928        3.65       7.110       564         228,382        79.14      78.36
576 to 600                    58       14,128,410        8.68       6.778       590         243,593        80.15      78.51
601 to 625                   110       25,878,282       15.90       6.616       613         235,257        81.87      71.18
626 to 650                   165       38,455,544       23.63       6.547       638         233,064        81.86      49.56
651 to 675                   125       28,644,189       17.60       6.539       662         229,154        81.23      44.07
676 to 700                    88       19,663,432       12.08       6.318       687         223,448        81.91      50.94
701 to 725                    53       12,165,984        7.48       6.264       711         229,547        81.57      43.69
726 to 750                    34        8,239,760        5.06       6.375       736         242,346        80.93      34.51
751 to 775                    14        3,687,892        2.27       6.056       762         263,421        80.77      38.59
776 to 800                    12        2,961,940        1.82       5.809       783         246,828        82.70      72.92
801 to 825                     1          368,000        0.23       6.300       815         368,000        80.00       0.00
TOTAL:                       699     $162,752,264     100.00%      6.517%       652        $232,836       81.33%     55.31%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 528 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

CREDIT GRADE

                   NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                     OF         PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                  MORTGAGE        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL
CREDIT GRADE        LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING       LTV         DOC
------------        -----      -----------       ----       ------     -----     -----------       ---         ---
A+                    491      $113,267,383     69.59%       6.439%       674       $230,687      81.75%      46.94%
A                     123        29,336,364      18.03        6.637       607        238,507       81.93       75.91
A-                     37         8,972,492       5.51        6.698       610        242,500       81.17       66.39
B                      34         7,903,772       4.86        6.852       584        232,464       76.88       70.37
C                      11         2,660,553       1.63        6.915       546        241,868       72.02       92.22
C-                      3           611,700       0.38        6.525       593        203,900       74.99      100.00
TOTAL:                699      $162,752,264    100.00%       6.517%       652       $232,836      81.33%      55.31%

GROSS MARGINS

                           NUMBER       AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED
                             OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                         MORTGAGE        BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL      FULL
RANGE OF GROSS MARGINS     LOANS       OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING       LTV         DOC
----------------------     -----       -----------      ----       ------      -----   -----------       ---         ---
4.001% to 4.500%              20        $5,084,832       3.29%      5.339%       696     $254,242       78.37%      96.78%
4.501% to 5.000%              72        20,188,781       13.07       5.765       668      280,400        78.90       60.89
5.001% to 5.500%             118        28,454,898       18.42       6.078       656      241,143        81.02       53.16
5.501% to 6.000%             173        42,184,068       27.31       6.432       654      243,839        80.05       49.40
6.001% to 6.500%             142        31,156,084       20.17       6.746       640      219,409        83.04       51.33
6.501% to 7.000%              80        16,523,031       10.70       7.220       631      206,538        82.61       52.80
7.001% to 7.500%              35         6,918,460        4.48       7.782       636      197,670        86.27       55.89
7.501% to 8.000%              14         2,925,275        1.89       8.155       627      208,948        88.05       48.29
8.001% to 8.500%               4           624,890        0.40       8.687       620      156,223        84.16       26.88
8.501% to 9.000%               2           192,011        0.12       9.323       671       96,006        91.48       43.23
9.001% to 9.500%               1           215,910        0.14       9.700       592      215,910        90.00      100.00
TOTAL:                       661      $154,468,241     100.00%      6.502%       651     $233,689       81.38%      54.15%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 9.320% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.870% per annum.

MAXIMUM MORTGAGE RATES

                        NUMBER        AGGREGATE                               WEIGHTED   AVERAGE       WEIGHTED
                          OF          PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE      PERCENT
RANGE OF MAXIMUM       MORTGAGE        BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE       ORIGINAL       FULL
MORTGAGE RATES           LOANS       OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING        LTV         DOC
--------------           -----       -----------        ----       ------      -----   -----------        ---         ---
11.500% or less            22          $6,232,352       4.03%       5.411%       677     $283,289        78.34%       70.13%
11.501% to 12.000%         83          20,667,334       13.38        5.849       669      249,004         78.29        61.84
12.001% to 12.500%        173          42,389,171       27.44        6.159       653      245,024         81.00        56.26
12.501% to 13.000%        155          38,533,904       24.95        6.582       639      248,606         81.42        57.77
13.001% to 13.500%         82          18,235,157       11.81        6.819       650      222,380         82.85        49.38
13.501% to 14.000%         72          14,919,304        9.66        7.032       646      207,213         83.01        42.35
14.001% to 14.500%         34           6,564,579        4.25        7.506       643      193,076         84.66        38.45
14.501% to 15.000%         20           3,715,659        2.41        7.846       649      185,783         85.31        34.05
15.001% to 15.500%         12           2,085,760        1.35        8.224       661      173,813         82.67        37.40
15.501% to 16.000%          5             717,100        0.46        8.708       602      143,420         86.26        26.36
16.001% to 16.500%          1             109,011        0.07        9.150       639      109,011         85.00         0.00
16.501% to 17.000%          2             298,910        0.19        9.658       626      149,455         92.78       100.00
TOTAL:                    661        $154,468,241     100.00%       6.502%       651     $233,689        81.38%       54.15%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 16.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.793% per annum.

NEXT RATE ADJUSTMENT DATE

                               NUMBER      AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                             MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
NEXT RATE ADJUSTMENT DATE       LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
-------------------------       -----     -----------      ----       ------      -----     -----------      ---         ---
April 2006                          1        $130,389      0.08%       5.620%       665       $130,389      80.00%      100.00%
May 2006                            5       1,037,106       0.67        6.147       655        207,421       87.66        79.94
June 2006                          23       4,436,094       2.87        6.303       656        192,874       81.98        45.66
July 2006                         235      57,126,483      36.98        6.568       649        243,091       81.98        54.97
August 2006                       194      43,385,580      28.09        6.577       650        223,637       81.13        55.44
September 2006                     65      14,923,010       9.66        6.804       654        229,585       81.68        42.33
October 2006                        5       1,098,000       0.71        5.901       700        219,600       79.02        70.67
June 2007                           4         768,700       0.50        6.216       675        192,175       81.22         0.00
July 2007                          59      14,712,482       9.52        6.243       642        249,364       81.90        51.90
August 2007                        31       7,021,010       4.55        6.135       650        226,484       81.18        68.92
September 2007                     20       4,092,816       2.65        6.400       651        204,641       79.74        59.07
October 2007                        1         310,000       0.20        6.250       638        310,000       84.93         0.00
July 2009                          12       3,517,850       2.28        5.897       677        293,154       77.87        65.36
August 2009                         5       1,483,720       0.96        6.094       684        296,744       71.91        61.78
September 2009                      1         425,000       0.28        7.125       629        425,000       61.15         0.00
TOTAL:                            661    $154,468,241    100.00%       6.502%       651       $233,689      81.38%       54.15%